------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 0 Proxy for Annual Meeting of Shareholders on June 6, 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Christopher Bradshaw and Crystal Gordon, and each of t hem, w ith f ull p ower o f s ubstitution a nd p ower t o a ct a lone, a s p roxies t o v ote a ll t he shares o f C ommon S tock w hich t he u ndersigned w ould b e e ntitled t o v ote i f p ersonally present and acting at the Annual Meeting of Shareholders of Era Group Inc., to be held on June 6, 2019 at the offices of Era Group Inc., 818 Town & Country Blvd., Suite 200, Houston, TX 77024 at 10:00 a.m. CST, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF ERA GROUP INC. June 6, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL : The Notice of Meeting, proxy statement and proxy card are available at www.eragroupincinvestors.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 20630403000000000000 2 060619 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINESS LISTED IN PROPOSAL NO. 1, A VOTE “FOR” PROPOSALS 2 AND 4, AND FOR “1 YEAR” FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. Advisory Vote to Approve Named Executive Ofiicer Compensation. NOMINEES: FOR ALL NOMINEES O Charles Fabrikant O Christopher Bradshaw 1 YEAR 2 YEARS 3 YEARS ABSTAIN 3. Advisory Vote on the Frequency of Holding the Advisory WITHH OLD AUTHORITY O Ann Fairbanks Vote to Approve Named Executive Officer Compensation. FOR ALL NOMINEES O Christopher Papouras O Yueping Sun FOR ALL EXCEPT O Steven Webster FOR AGAINST ABSTAIN (See instructions below) 4. Ratification of the Appointment of Grant T hornton LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019. Note In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the Annual Meeting and any adjournments or postponements thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: If no direction is given, the Proxy will be voted “FOR” Proposals 2 and 4, and for “1 Year” for Proposal 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF June 6, 2019 PROXY VOTING INSTRUCTIONS INTERNET - Access “ www.voteproxy.com ” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending ACCOUNT NUMBER the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL : The Notice of Meeting, proxy statement and proxy card are available at www.eragroupincinvestors.com Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ------------------ ---------------- 20630403000000000000 2 060619 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINESS LISTED IN PROPOSAL NO. 1, A VOTE “FOR” PROPOSALS 2 AND 4, AND FOR “1 YEAR” FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. Advisory Vote to Approve Named Executive Ofiicer Compensation. NOMINEES: FOR ALL NOMINEES O Charles Fabrikant O Christopher Bradshaw 1 YEAR 2 YEARS 3 YEARS ABSTAIN 3. Advisory Vote on the Frequency of Holding the Advisory WITHH OLD AUTHORITY O Ann Fairbanks Vote to Approve Named Executive Officer Compensation. FOR ALL NOMINEES O Christopher Papouras O Yueping Sun FOR ALL EXCEPT O Steven Webster FOR AGAINST ABSTAIN (See instructions below) 4. Ratification of the Appointment of Grant T hornton LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019. Note In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the Annual Meeting and any adjournments or postponements thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: If no direction is given, the Proxy will be voted “FOR” Proposals 2 and 4, and for “1 Year” for Proposal 3. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.